Exhibit 99.1

Daseke Appoints Aaron Coley as Executive Vice President, Chief Financial Officer and Reaffirms Fiscal 2022 Outlook

Company reaffirms full-year 2022 revenue growth outlook of 12% - 15% and Adjusted EBITDA growth outlook of 5%-10% year-over-year, supported by solid execution and demand and rate resilience in industrial-facing freight markets

Addison, Texas – September 23, 2022 – Daseke, Inc. (NASDAQ: DSKE) (“Daseke” or the “Company”), the premier North American transportation solutions specialist dedicated to servicing challenging industrial end-markets, announced today that it has named Aaron Coley as the Company’s new Executive Vice President, Chief Financial Officer (“CFO”), effective October 28th of this year. In this role, Mr. Coley will be responsible for managing all treasury, accounting, tax, investor relations, financial planning and analysis, and capital market activities, and will be charged with managing the Company’s balance sheet and improving its corporate finance capabilities. Additionally, Mr. Coley’s significant experience will meaningfully contribute to Daseke’s ongoing transformation, operational and cost improvement plans.

Jonathan Shepko, Chief Executive Officer of Daseke, said, “I am extremely pleased to have Aaron join the Daseke team as we look to leverage our differentiated assets and execute our business strategy to unlock our next phase of growth and shareholder value creation. Aaron’s extensive industry experience and track record of executive success as a CFO will drive great value for both the Company and our leadership team. Aaron comes to Daseke with more than a decade of direct CFO experience, having most recently served as a leader within the petroleum distribution and logistics industry with Pilot Thomas Logistics. His impressive financial leadership, capital allocation acumen, success driving strategic growth for portfolio companies, and direct industry experience make Aaron an excellent addition to the Daseke team.”

Mr. Coley added, “I am thrilled to join the Daseke leadership team and serve the Company and its shareholders as CFO. Daseke holds a unique competitive position and an attractive, differentiated portfolio within the trucking space, giving the organization a distinct opportunity to drive significant value as well as sustainable earnings growth. I look forward to working alongside Daseke’s deep bench of transportation and logistics professionals to drive continued operational excellence and value-enhancing capital deployment as we further execute the Company’s strategy and roadmap for long-term growth.”

Mr. Coley brings over 24 years of business experience and 11 years of experience as a Chief Financial Officer, most recently with Pilot Thomas Logistics, a North American petroleum distribution and services business with a fleet of over 3,000 trucks and 80 warehouses across the country, a role which he has held since January 2018. Prior to that, from April 2016 to January 2018, Mr. Coley served as the Chief Financial Officer for Jones Companies, LLC, a single-family office with operating companies spanning various industries, including lumber, recycling, equipment rental and trucking/logistics. From 2011 to 2016, Mr. Coley was a Vice-President for BG Group, plc where he worked in two joint ventures: first, as the Chief Financial Officer of TGGT Midstream and then, as the Chief Financial Officer of BG Trinidad & Tobago, before BG Group’s sale to Royal Dutch Shell in 2016. Prior to BG Group, plc, Mr. Coley was a Managing Director at FTI Consulting, Inc., providing interim management, lender and transaction advisory services. Mr. Coley began his career in public accounting first at Weaver and Tidwell, LLP and then PricewaterhouseCoopers LLP as an assurance manager. Mr. Coley is a Certified Public Accountant. He earned a Bachelor of Science degree in Accounting and Finance from Texas Christian University and a Postgraduate Diploma in Strategy and Innovation from Oxford University.

In connection with Mr. Coley’s appointment as the Company’s CFO, on September 22, 2022, he and the Company entered into an Employment Agreement (the “Employment Agreement”). In connection with, and as a material inducement for, his entering into employment as the Company’s CFO, Mr. Coley will be granted the following awards, subject and conditioned upon his commencement of employment with the Company: (1) a performance stock unit award with respect to 68,572 shares of the Company’s common stock that will time-vest on December 31, 2025 and performance-vest based on the achievement of specified performance conditions; (2) a restricted stock unit award with respect to 45,714 shares of the Company’s common stock that will vest in substantially equal installments on the first three anniversaries of March 1, 2023; and (3) a restricted stock unit award with respect to 225,000 shares of the Company’s common stock, half of which will vest on the first anniversary of the effective date of the Employment Agreement and half of which will vest on the second anniversary of the effective date of the Employment Agreement, in each case subject to Mr. Coley’s continued employment. Such awards will be granted pursuant to the employment inducement exemption provided by Nasdaq Listing Rule 5635(c)(4).

Fiscal 2022 Outlook

For the full year, we continue to anticipate 12% to 15% higher revenue year-over-year, and a 5% to 10% year-over-year adjusted EBITDA improvement. We look forward to discussing more on the Q3 earnings call.

About Daseke, Inc.

Daseke, Inc. is the premier North American transportation solutions specialist dedicated to servicing challenging industrial end-markets. Daseke offers comprehensive, best-in-class services to a diversified portfolio of many of North America’s most respected industrial shippers. For more information, please visit www.daseke.com.

Use of Non-GAAP Measures

This news release includes non-GAAP financial measures for the Company and its reporting segments, including Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Operating Income, Adjusted Net Income (Loss), Adjusted Earnings Per Share, Adjusted Operating Ratio, Free Cash Flow and Net Debt.

Please note that the non-GAAP measures described below are not a substitute for, or more meaningful than, net income (loss), cash flows from operating activities, operating income or any other measure prescribed by GAAP, and there are limitations to using non-GAAP measures. Certain items excluded from these non-GAAP measures are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital, tax structure and the historic costs of depreciable assets. Also, other companies in Daseke’s industry may define these non‐GAAP measures differently than Daseke does, and as a result, it may be difficult to use these non‐GAAP measures to compare the performance of those companies to Daseke’s performance. Because of these limitations, these non-GAAP measures should not be considered a measure of the income generated by Daseke’s business or discretionary cash available to it to invest in the growth of its business. Daseke’s management compensates for these limitations by relying primarily on Daseke’s GAAP results and using these non-GAAP measures supplementally.

Adjusted EBITDA

Daseke defines Adjusted EBITDA as net income (loss) plus (i) depreciation and amortization, (ii) interest, (iii) income taxes, and (iv) other material items that management believes do not reflect our core operating performance. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by total revenue.

We have not reconciled non‐GAAP forward-looking measures to their corresponding GAAP measures because certain items that impact these measures are unavailable or cannot be reasonably predicted without unreasonable efforts. In particular, we have not reconciled our expectations as to forward-looking Adjusted EBITDA to net income due to the difficulty in making an accurate projection as to stock-based compensation expense. Stock-based compensation expense is affected by future hiring, turnover, and retention needs, as well as the future fair market value of our common stock and performance stock units. In addition, many of our performance stock units are classified as liabilities which vest upon the achievement of specific performance-based conditions related to the Company’s financial performance over a three year period, modified based on the Company’s Relative Total Shareholder Return, all of which is difficult to predict and require quarterly adjustments to their fair value performed by outside specialists. The actual amount of the excluded stock-based compensation expense will have a significant impact on our GAAP net income; accordingly, a reconciliation of forward-looking Adjusted EBITDA to net income is not available without unreasonable efforts.

The Company’s board of directors and executive management team use Adjusted EBITDA as a key measure of its performance and for business planning. Adjusted EBITDA assists them in comparing the Company’s operating performance over various reporting periods on a consistent basis because it removes from the Company’s operating results the impact of items that, in their opinion, do not reflect the Company’s core operating performance. Adjusted EBITDA also allows the Company to more effectively evaluate its operating performance by comparing the results of operations against its peers without regard to its or its peers’ financing method or capital structure. The Company’s method of computing Adjusted EBITDA is substantially consistent with that used in its debt covenants and also is routinely reviewed by its executive management for that purpose. The Company believes its presentation of Adjusted EBITDA is useful because it provides investors and industry analysts the same information that the Company uses internally for purposes of assessing its core operating performance.

Forward‐Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “believe,” “plan,” “should,” “could,” “would,” “forecast,” “seek,” “target,” “predict,” and “potential,” the negative of these terms, or other comparable terminology. Projected financial information, including our guidance outlook, are forward-looking statements. Forward-looking statements may also include statements about the Company’s goals, business strategy and plans; the Company’s financial strategy, liquidity and capital required for its business strategy and plans; the Company’s competition and government regulations; general economic conditions; and the Company’s future operating results.

These forward-looking statements are based on information available as of the date of this release, and current expectations, forecasts and assumptions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that the Company anticipates. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Readers are cautioned not to place undue reliance on the forward-looking statements.

Forward-looking statements are subject to risks and uncertainties (many of which are beyond our control) that could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, general economic and business risks, such as downturns in customers’ business cycles, disruptions in capital and credit markets and inflationary cost pressures, the Company’s ability to adequately address downward pricing and other competitive pressures, the Company’s insurance or claims expense, driver shortages and increases in driver compensation or owner-operator contracted rates, fluctuations in the price or availability of diesel fuel, increased prices for, or decreases in the availability of, new revenue equipment and decreases in the value of used revenue equipment, impact to the Company’s business and operations resulting from the COVID-19 pandemic, seasonality and the impact of weather and other catastrophic events, the Company’s ability to secure the services of third-party capacity providers on competitive terms, loss of key personnel, a failure of the Company’s information systems, including disruptions or failures of services essential to our operations or upon which our information technology platforms rely, data or other security breach, or cybersecurity incidents, the Company’s ability to execute and realize all of the expected benefits of its integration, business improvement and comprehensive restructuring plans, the Company’s ability to realize all of the intended benefits from acquisitions or investments, the Company’s ability to complete divestitures successfully, the Company’s ability to generate sufficient cash to service all of the Company’s indebtedness and the Company’s ability to finance its capital requirements, restrictions in its existing and future debt agreements, increases in interest rates, changes in existing laws or regulations, including environmental and worker health safety laws and regulations and those relating to tax rates or taxes in general, the impact of governmental regulations and other governmental actions related to the Company and its operations, and litigation and governmental proceedings. Additional risks or uncertainties that are not currently known to us, that we currently deem to be immaterial, or that could apply to any company could also materially adversely affect our business, financial condition, or future results. For additional information regarding known material factors that could cause our actual results to differ from those expressed in forward-looking statements, please see Daseke’s filings with the Securities and Exchange Commission, available at www.sec.gov, including Daseke’s most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, particularly the section titled “Risk Factors”.

Investor Relations:

Alpha IR Group

Joseph Caminiti or Ashley Gruenberg

312-445-2870

DSKE@alpha-ir.com